THE ADVISORS' INNER CIRCLE FUND

                              CAMBIAR SMID 30 FUND

                         SUPPLEMENT DATED MAY 22, 2012
                                     TO THE
   PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION DATED SEPTEMBER 1, 2011

THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE PROSPECTUS AND SAI AND SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS AND SAI.

Effective May 22, 2012, the name of the Cambiar Smid 30 Fund has been changed to the Cambiar SMID Fund (the "Fund"). As a result, all references in the Prospectus and SAI to the "Cambiar Smid 30 Fund" are hereby replaced with "Cambiar SMID Fund."

In addition, the following replaces the first paragraph under the heading "Principal Investment Strategies" on page 32 of the Prospectus:

Under normal circumstances, the Fund invests at least 80% of its net assets in common stocks of small- to mid-sized companies. This investment policy may be changed by the Fund upon 60 days' prior notice to shareholders. The Fund considers small- and mid-sized companies to be those companies with market capitalizations of up to $12 billion at the time of purchase. The Fund normally invests in 35-45 common stocks.


              PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

                                                                 CMB-SK-019-0100